First Quarter 2018   Investor Presentation   May 2, 2018

This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain   forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a   future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar   terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking   statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the   availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any   financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real   estate business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks related   to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real   estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment   opportunities; changes in government regulations and policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal   income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a   discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk   Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically   disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of   anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.   Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market   conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of   downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment   strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were   or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the   performance of such past investment recommendations or strategies.   Non-GAAP Financial Measures   This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of   the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other   interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in   accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core   earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in   the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.   Safe Harbor Notice   1

Overview

Annaly is a Leading Diversified Capital Manager   3   Agency Residential Credit Commercial Real Estate Middle Market Lending   Strategy   Countercyclical/Defensive Cyclical/Growth Cyclical/Growth Non-Cyclical/Defensive   Levered Returns(4)   9% – 10% 8% – 11% 7% – 10% 9% – 11%   Assets(1) | Capital(2)   $98.3bn | $9.6bn $2.8bn | $1.5bn $2.0bn | $1.1bn $1.2bn | $0.9bn   Sector Rank(3)   #1/5 #6/18 #4/12 #13/43   The Annaly Agency Group   invests in agency MBS   collateralized by   residential mortgages   which are guaranteed by   Fannie Mae, Freddie Mac   or Ginnie Mae   The Annaly Residential   Credit Group invests in   non-agency residential   mortgage assets within   securitized product and   whole loan markets   The Annaly Commercial   Real Estate Group   originates and invests in   commercial mortgage   loans, securities, and other   commercial real estate debt   and equity investments   The Annaly Middle   Market Lending Group   provides financing to   private equity backed   middle market businesses   across the capital structure   Source: Bloomberg and Company filings. Market data as of April 30, 2018. Financial data as of March 31, 2018.   1. Agency assets include to be announced (“TBA”) purchase contracts (market value) and mortgage servicing rights (“MSRs”). Residential Credit and Annaly Commercial Real Estate (“ACREG”) assets include only the economic interest of consolidated variable interest entities (“VIEs”).   2. Dedicated capital includes TBA purchase contracts, excludes non-portfolio related activity and varies from total stockholders’ equity.   3. Sector rank compares Annaly dedicated capital in each of its four investment groups as of March 31, 2018 (adjusted for P/B as of April 30, 2018) to the market capitalization of the companies in each respective comparative sector as of April 30, 2018. Comparative sectors used for Agency,   ACREG and Residential Credit ranking are their respective sector within the Bloomberg Mortgage REIT Index (“BBREMTG”) as of April 30, 2018. Comparative sector used for Annaly Middle Market Lending Group (“AMML”) ranking is the S&P BDC Index. Rankings for Agency and   Residential Credit are pro forma for pending acquisition of CYS by TWO (announced on April 26, 2018).   4. Levered return assumptions are for illustrative purposes only and attempt to represent current market asset returns and financing terms for prospective investments of the same, or a substantially similar, nature in each respective group.

1.51% 1.52%   Q4 2017 Q1 2018   6.6x   6.5x   Q4 2017 Q1 2018   First Quarter 2018 Financial Highlights   4   Earnings &   Book Value   Investment   Portfolio   Financing &   Hedging   Earnings per Share Dividend per Share Net Interest Margin (ex. PAA)*   Book Value Per Share   $1.12 | $0.30   $0.30   $10.53   Capital Allocation(3)   Dividend Yield(1)   11.51%   Core   (ex. PAA)*GAAP   Unencumbered Assets(4) Total Hedge Portfolio Average Cost of Funds(6)Economic Leverage   $7.3bn   ~52% of total   equity value   $85.7bn   Includes $66bn of   swaps, $6bn of   swaptions and   $14bn of futures   1.90%   Weighted   average repo   term increased by   14 days QoQ to   72 days   Hedge Ratio(5)   70%   94%   Q4 2017 Q1 2018   $104.3bn   Total Portfolio(2)   $13.9bn   Total Stockholders’ Equity   Allocation to Credit   Agency   74%   Resi   Credit   11%   ACREG   8%   AMML   7%   Credit   26%   24%   26%   Q4 2017 Q1 2018   Source: Company filings. Financial data as of March 31, 2018, unless otherwise noted.   * Represents a non-GAAP financial measure; see Appendix.   1. Based on annualization of Q1’18 dividend and a closing price of $10.43 on March 31, 2018.   2. Agency assets include TBA purchase contracts (market value) and MSRs. Residential Credit and ACREG assets include only the economic interest of consolidated VIEs.   3. Dedicated capital will vary from stockholders’ equity as it includes TBA purchase contracts and excludes non-portfolio related activity.   4. “Unencumbered assets” are representative of Annaly’s excess liquidity and are defined as assets that have not been pledged or securitized (including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, Residential mortgage loans, MSRs, CRE debt and preferred equity and corporate debt).   5. Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and TBA notional outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into   consideration differences in duration between assets and liabilities.   6. Includes GAAP interest expense and interest expense on interest rate swaps.

Investment Highlights

Annaly’s diversification, scale and liquidity coupled with an established investment platform,   provide a unique opportunity in today’s markets   Advantages of Annaly’s Shared Capital Model   ~20x the market capitalization of the   median mREIT(1)   Size & Scale   Diversification   36 available investment options is nearly 3x more than   in 2013   Annaly generates outsized dividend returns while   operating at lower expense levels than other yield   sectors   Efficiency of the Model   Annaly utilizes a multitude of funding sources and has   over $7 billion of unencumbered assets(2)   Liquidity & Financing   Annaly’s total return is ~18% higher than the S&P 500   and ~26% higher than the mREIT sector since   diversification began(3)   Performance   2 new Independent Directors added to the Board in   2018 and 4 Directors added over the past 5 years   Enhanced Corporate Governance   6   Source: Bloomberg, SNL Financial and Company filings.   1. Representative of BBREMTG Index pro forma for pending acquisition of CYS by TWO (announced on April 26, 2018).   2. Company filings as of March 31, 2018. “Unencumbered assets” are representative of Annaly’s excess liquidity and are defined as assets that have not been pledged or securitized (including cash and cash equivalents, Agency MBS, CRT, Non-   Agency MBS, Residential mortgage loans, MSRs, CRE debt and preferred equity and corporate debt).   3. “mREIT sector” refers to BBREMTG Index. Data shown since December 31, 2013, which marks the beginning of Annaly’s diversification efforts, through April 30, 2018.

–   $2,000   $4,000   $6,000   $8,000   $10,000   $12,000   N   L   Y   A   G   N   C   S   T   W   D   N   R   Z   T   W   O   M   F   A   C   IM   B   X   M   T   N   R   F   C   L   N   Y   IV   R   H   T   S   C   Y   S   AR   I   R   W   T   C   M   O   PM   T   AR   R   S   T   A   R   M   T   G   E   N   Y   M   T   A   N   H   A   M   T   G   W   M   C   M   IT   T   R   S   O   A   B   R   A   C   R   E   D   X   R   A   S   O   R   C   A   JX   IM   H   O   R   M   S   L   D   E   AR   N   C   H   M   I   O   A   K   S   L   O   A   N   B   MN   M   O   R   G   N   V   R   T   B   S   A   C   H   M   a   rk   et   C   a   p   (   $   m   n   )   Annaly Agency Hybrid Commercial Removed   Since Annaly announced the acquisition of Hatteras Financial Corp. (“Hatteras”) in April 2016, the number of   mREITs decreased by 18% while sector market capitalization grew ~$11bn, or ~24%(1)   Annaly Advantages | Extensive Size & Scale   Annaly’s market   capitalization is greater   than the aggregate   market capitalization   of the 23 smallest   mREITs(1)   During the same time   period, the total number   of mREITs in the industry   has decreased   from 40 to 33(1)   Annaly’s market   capitalization has   increased by ~25%   since the acquisition of   Hatteras in April 2016   Growth Consolidation Size     N   R   F   C   L   N   Y   H   T   S   S   T   A   R   A   M   T   G   IM   H   A   JX   O   RG   N   V   R   T   B   O   A   K   S   L   O   A   N   SA   C   H   B   M   N   M   7   Source: Bloomberg. Market Data as of April 30, 2018.   Note: Compares companies in the BBREMTG Index as of April 30, 2018 to the same list of companies as of April 8, 2016 (the last trading day prior to the announcement of the acquisition of Hatteras Financial Corp.). No outline denotes either a reduction in market cap or   no change to market cap from April 8, 2016 to April 30, 2018. Removed companies include companies that have been acquired, are the subject of an announced acquisition or those that have been removed from the index. Companies that have been added to the   BBREMTG Index from April 8, 2016 to April 30, 2018 include AJX, OAKS, LOAN and SACH and are shown in green.   1. Representative of BBREMTG Index pro forma for pending acquisition of CYS by TWO (announced on April 26, 2018).   2. TWO bar is pro forma for pending acquisition of CYS (announced April 26, 2018).   C   Y   S(2)

During Q1’18, Annaly enhanced funding and capital efficiencies across different verticals of the business   Annaly Advantages | Funding and Capital Optimization   8   Repo /   Secured   Financing   Whole Loan   Securitization   Preferred   Capital   Deep Access &   Increased   Counterparties   Funding   Advantage &   Diversification   Capital   Optimization    From Q2’17 through Q4’17, reduced preferred cost of capital by 30bps through   the largest non-rated preferred equity offering ever ($720 million)(3)    Redeemed all outstanding shares of 7.875% Series A(4)   Q1’18    Priced preferred equity offering with record low coupon of 6.50%(5)    Reduced cost of capital by additional 27bps by redeeming all outstanding   shares of 7.625% Series E and 5 million shares of 7.625% Series C(4)   Hedging   Opportunistic   Repositioning    During Q4’17, the Company terminated $8.3 billion of higher coupon fixed   payer swaps and transitioned into $8.1 billion of new swaps   Q1’18    Reallocated Eurodollar hedges into front-end swaps    Additional swaps were added during Q1’18    Swaps portfolio now in a net receive position(6)   Source: Company filings.   1. FICC defined as Fixed Income Clearing Corporation.   2. Refers to FHLB membership ending February 2021.   3. Inclusive of all U.S. domiciled non-rated preferred equity offerings.   4. Series A refers to Annaly 7.875% Series A Cumulative Redeemable Preferred Stock. Series C refers to Annaly 7.625% Series C Cumulative Redeemable Preferred Stock. Series E refers to Annaly 7.625% Series E Cumulative Redeemable Preferred Stock.   5. Within non-rated preferred equity market. Inclusive of all U.S. domiciled non-rated preferred equity offering.   6. Net receive position refers to the difference between weighted average pay rate on swaps and weighted average receive rate on swaps whereby the receive rate is greater than the pay rate.    Significant funding advantage through FHLB financing(2)    1 of 6 mREITs with access to FHLB funding(2)   Q1’18    Achieved diversification and market-based savings through debut securitization    Fixed-Rate term funding    RCap – Proprietary in-house broker dealer provides beneficial access to FICC   market(1)   Q1’18    Increased number of counterparties from 40 to 49 in Q1’18, including a number   of global funds    Reduced certain secured facilities funding costs

13   16   26   29   36   2013 2014 2015 2016 2017   N   u   m   be   r   o   f A   v   aila   b   le   Inv   es   tm   en   t   O   p   ti   o   n   s   Agency Residential Credit ACREG AMML   Annaly’s diversification strategy is now made up of 36 investment options   9   Annaly Advantages | Diversification through Internal Growth   Total Number of Investment Options   2013   Commercial   Real Estate   2014   Completed   Restructuring of   Agency and   Hedge Portfolio   2015   Securitized   Non-Agency   MBS   2016   Residential   Whole Loans   and MSRs   2017   Agency and   Non-Agency   CMBS/CMBX   N   o   tab   le   Produc   t   A   d   d   it   io   n   s   Source: Company filings.   Note: Investment options are as of December 31 for each respective year.

15.9%   24.9%   NLY Peer Composite Based on Dedicated   Equity   Annaly produces superior dividends while operating at lower expense levels   Operating Expenses as a % of Core Earnings   (excluding PAA)(1)   Annaly Advantages | Proven Efficiency of the Model   10   (2)   Annaly provides outsized dividend distributions on a per employee basis,   highlighting the efficiency of our model   Dividends Per Employee Across Select Yield Industries(3)   Annaly’s operating costs are demonstrably lower than smaller, monoline   business models   Source: Bloomberg and Company filings. Market data as of April 30, 2018. Financial data as of March 31, 2018.   1. Core Earnings (excluding PAA) is a non-GAAP financial measure. Annaly and other mREITs generally utilize “Core” or similarly adjusted earnings measures; see Appendix.   2. Peer Composite is calculated by weighting Annaly’s dedicated equity of each business to the corresponding peer average’s operating expenses divided by total equity. Agency, Resi Credit, and CRE peers consist of companies in the BBREMTG Index. MML peers consists of companies in the   S&P BDC Index.   3. “LTM” refers to lagging twelve months and denotes cumulative dividends declared from Q2’17 to Q1’18. mREITs represent the BBREMTG Index (excluding externally managed mREITs). Utilities represent the Russell 3000 Utilities Index. Asset Managers represent the S&P 500 Asset   Management and Custody Bank Index. S&P represents the S&P 500 Index. Equity REITs represent REITs within the S&P 500. Annaly employees refer to employees of Annaly and its external manager.   $9,026   $5,794   $714   $93 $67 $48   Annaly mREITs Equity   REITs   S&P Utilities Asset   Managers   L   T   M   D   ivid   en   d   s   Pe   r   E   m   pl   o   ye   e   ($   t   h   o   us   a   n   d   s)

Annaly strategically manages all aspects of the business to best position the Company to achieve sustainable, long-   term financial performance and value creation   11   Annaly Advantages | Human Capital, Governance and Engagement   Human Capital    One of Annaly’s greatest assets and differentiators is its people,   dedicated to generating long-term return for shareholders    96% of Annaly employees feel Annaly is committed to exceeding   shareholder expectations, compared to the Financial Services average   of 88%(1)    Dedicated support staff of 91 professionals provides best-in-class risk   management, technology, legal, finance and business developments   functions    125+ new hires since 2014   Ownership Culture    Annaly’s management team and senior-level employees are also   Annaly shareholders, whose interests are aligned with the Company’s   shareholder base    100% of employees subject to Stock Ownership Guidelines have   either met, or within the applicable timeframe are expected to   meet, the guidelines    In 2017, Annaly’s CEO and other members of senior management   voluntarily committed to increase their Annaly stock ownership   positions(2)    100% of NEO-owned stock has been purchased in the open   market rather than granted by the Company   Governance and Social Responsibility    Annaly’s corporate governance continues to evolve in response to   emerging best practices and investor feedback    Recent enhancements include    2 new Independent Board members    Increased percentage of women on Board to 36%    Refreshment of certain Committee memberships and   chairmanships and added a new Public Responsibility Committee    Annual Board, Committee and individual Director self-evaluations    Recognized in the 2018 Bloomberg Gender Equality Index (GEI)    Reflects the Company’s commitment to creating a gender equal   workplace   Shareholder Engagement    Annaly takes pride in its extensive investor outreach efforts and is   committed to transparency and continued engagement    Outreach to 92% of Top 50 institutional investors over the past 12   months    In response to investors, Annaly enhanced disclosure in its 2018   proxy statement regarding operating efficiencies of the diversified   model, the parameters and makeup of the Manager’s executive pay   program and corporate governance practices    Annaly’s institutional ownership has increased by over 30% with over   300 new shareholders since 2013(3)   Source: Company filings as of March 31, 2018, unless otherwise noted.   1. Company data based on a September 2017 internal survey. “Financial Services” average is provided by Perceptyx based on a cross section of global and domestic banks, credit card companies, insurance companies, accountancy companies,   consumer finance companies, stock brokerages and investment funds.   2. In July 2017, senior management voluntarily committed to increase their stock ownership guidelines over the following 3 years.   3. Ipreo shareholder data as of December 31, 2017.

(60.0%)   (45.0%)   (30.0%)   (15.0%)   –   15.0%   30.0%   45.0%   60.0%   75.0%   90.0%   D   ec   -1   3   Feb   -1   4   A   p   r-   1   4   Ju   n   -1   4   A   u   g   -1   4   O   ct   -1   4   D   ec   -1   4   Feb   -1   5   A   p   r-   1   5   Ju   n   -1   5   A   u   g   -1   5   O   ct   -1   5   D   ec   -1   5   Feb   -1   6   A   p   r-   1   6   Ju   n   -1   6   A   u   g   -1   6   O   ct   -1   6   D   ec   -1   6   Feb   -1   7   A   p   r-   1   7   Ju   n   -1   7   A   u   g   -1   7   O   ct   -1   7   D   ec   -1   7   Feb   -1   8   A   p   r-   1   8   T   otal   R   et   u   rn   (   %   )   Annaly S&P mREITs Utilities Asset Managers MLPs   Annaly has outperformed all other yield options since 2013   12   Annaly Advantages | Returns and Outperformance   66.5%   43.4%   (-24.9%)   41.5%   52.8%   Source: Bloomberg.   Note: Market data shown from December 31, 2013 to April 30, 2018.   Note: mREITs represent the BBREMTG Index. S&P represents the S&P 500 Index. Utilities represent the Russell 3000 Utilities Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. MLPs represent the Alerian   MLP Index.   56.6%   Cumulative   Total Return   Annaly 66.5%   S&P 56.6%   mREITs 52.8%   Asset Managers 43.4%   Utilities 41.5%   MLPs (24.9%)

Annaly is positioned to capitalize on industry and macro evolution   13   Annaly’s Opportunity   Industry/Macro Factors   Fed Exit   GSE Risk Sharing   Banks Outsourcing Credit   Private Equity Needs   New Partners   Agency   Residential   Credit   Commercial Real Estate   Middle Market Lending   Annaly’s Business Annaly Positioning Provides:    Permanent Capital Solution    Efficient Shared Capital Model    Low Beta as Volatility Increases    High Margin Platform    Stable and Diversified Cash Flows    Potential Consolidator of Smaller,   Less Efficient Platforms

Market Environment & Portfolio Positioning

70%   94%   Q4 2017 Q1 2018   6.6x   6.5x   Q4 2017 Q1 2018   Defensive Portfolio Positioning Given Higher Rates   15   Increased Treasury supply and ongoing unwind of QE has yielded   higher interest rates across the curve   Annaly reduced interest rate and convexity risk in anticipation of   continued pressure on rates   Annaly’s Economic Leverage   Annaly’s Hedge Ratio(1)   Annaly reduced interest rate exposure throughout Q1’18, strategically positioning the portfolio in light of the   challenging interest rate environment    Reduced leverage despite   higher rates    Sold ~$7 billion of primarily   lower coupon TBAs    Added hedges and reduced   TBA position over the quarter,   bringing effective hedge ratio   to 94% from 70%    Additionally, Annaly has   term repo, MSR and other   floating rate assets which   serve to mitigate interest rate   risk not captured in this   hedge ratio   Treasury and MBS Issuance Headwind for Rates   Source: Bloomberg and Company filings. Market data as of April 30, 2018. Financial data as of March 31, 2018.   1. Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and TBA notional outstanding; excludes MSRs and term financing.   0   200   400   600   800   1,000   1,200   1,400   2017 2018 2019 2020 2021 2022   Projected U.S. Treasury Public Debt Issuance, $ billion   Add'l issuance to   public as a result of   Fed portfolio runoff   -50   -25   0   25   50   2012 2013 2014 2015 2016 2017 2018   MBS Fixed Rate Net Issuance Less Fed Purchases, $ billion (3-mo MA)   Forecast

Net Rate(1) Continues to Decline MeaningfullyKey Components of Hedge Portfolio Repositioning   Annaly Proactively and Efficiently Repositions Hedge Portfolio   16   1.57%   1.54%   1.37%   1.20%   1.10%   0.98%   0.92%   0.64%   (0.13%)   Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18   Source: Company filings as of March 31, 2018.   1. Net rate is the difference at the end of the period between weighted average pay rate on swaps and weighted average receive rate on swaps. Net receive position refers to an instance whereby the receive rate is greater than the pay rate at the   end of the period.   Annaly significantly benefitted from hedge reallocation and rising front-end rates    Rotated out of legacy higher coupon swaps for current   market swaps (Q4’17)    Benefited from $6 billion swaption portfolio amid higher   interest rate volatility    Added to Treasury futures short position that match the   duration portfolio of our assets    Realized profit on Eurodollar futures (majority of which were   added from the Hatteras Financial Corp. acquisition)    Reallocated Eurodollar hedges into front-end swaps    Incremental hedges benefited from LIBOR resets at the end   of Q1’18    Swaps portfolio now in a net receive position(1)

107   116   Q4 2017 Q1 2018   Funding Market Dislocations Provide Opportunities   17   The spread between 3-month LIBOR and overnight index swaps   widened by 33 bps – nearly a 125% increase – on the quarter   Annaly extended its average financing term by 9 days which is an 8.4%   increase from Q4’17   Spread Between 3-Month LIBOR and OIS (bps) Weighted Average Financing Term (days)(3)   Source: Bloomberg and Company filings. Market data as of April 30, 2018. Financial data as of March 31, 2018.   1. An Overnight Indexed Swap (OIS) is a set term (e.g. 3-month) swap in which two counterparties exchanged fixed and floating rate cash flows. The floating rate is typically tied to the effective Fed Funds rate, while the fixed rate is determined to   represent the cash-flow neutral interest rate. A 3-month OIS fixed rate therefore represents the expected average Fed Funds rate over the next three months.   2. Excludes FHLB line.   3. Weighted Average Financing Term reflects weighted average financing for repurchase agreements and other secured financing by maturity date as of December 31, 2017 and March 31, 2018.   Annaly expects to benefit from recent trends in short term interest rates    Several factors drove LIBOR higher in Q1’18    OIS(1) and GC repo rates rose meaningfully less   Annaly Strategic PositioningLIBOR / OIS Spread Widening    Corporate repatriation amid   tax reform    Declining reserves from   unwind of QE    Increased T-bill issuance    Revised monetary policy   expectations    Annaly benefits as the spread between LIBOR and OIS widens    Declines in swap expenses from rising LIBOR helped to   offset increase in financing cost in Q1’18    Annaly extended its financing maturity profile as we deemed   longer-term financing as relatively more attractive    95% of portfolio financing is fixed rate(2)   Technical Structural   0   50   100   150   200   Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18   Spread   Libor   OIS   Spread widened from   26 to 59 bps in Q1 2018

$0.44   $0.65   $2.04   $2.76   $3.25 $3.18   $3.90 $3.89   $4.11   $3.74   $3.94   $4.21 $4.17   150   300   450   600   750   900   $0.00   $1.00   $2.00   $3.00   $4.00   $5.00   Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18   S   p   rea   d   , (bps   )   Cumu   la   tive   N   et   A   ss   ets   Depl   o   ye   d   ,   ($   b   n   )(1)   Residential Credit ACREG AMML CRT M2 CMBS BBB- Middle Market Loans   18   Asset Allocation Reflects Current Market Dynamics   Source: Company filings, S&P Global Market Intelligence (Middle Market Loan spreads), J.P. Morgan Markets (CMBS spreads), BAML Mercury (CRT).   Note: Financial data of March 31, 2018. Market spreads from December 31, 2014 through March 31, 2018.   1. Cumulative Net Assets Deployed representative of gross assets deployed less gross paydowns cumulatively from Q1’15 to Q1’18. Inclusive of gains/losses and amortization/other.   2. CRE assets exclude consolidated VIEs associated with B-Piece CMBS and include CMBS conduit securities.   3. CRT M2, CMBS BBB- and middle market loan spreads are illustrative proxies of Residential Credit, ACREG and AMML spreads respectively.   The pace of Annaly’s diversification effort has moderated in recent quarters given   continued pressure on credit spreads   Annaly’s allocation to credit has been stable since 2H’16 as spreads across credit sectors remain tight   Credit Growth Opportunistic Capital Allocation   (2) (3) (3) (3)

Continued Stability in Net Interest Margins   19   Despite the continued yield curve flattening, Annaly has produced an attractive and stable net interest margin   (“NIM”) ex-PAA(1)   1.52%1.51%   1.47%   1.53%   1.55%   1.53%   1.42%   1.54%1.54%   Q1 2018Q4 2017Q3 2017Q2 2017Q1 2017Q4 2016Q3 2016Q2 2016Q1 2016   Source: Bloomberg and Company filings. Market data as of April 30, 2018. Financial data as of March 31, 2018.   1. Net interest margin represents the sum of the Company's interest income plus TBA dollar roll income less interest expense and realized gains (losses) on interest rate swaps divided by the sum of average interest earning assets plus average TBA   contract balances. Net interest margin (excluding PAA) excludes the PAA representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to   the Company’s Agency MBS. Represents a non-GAAP financial measure; see Appendix.   Yield curve flattened in the second half of the quarter as uncertainty   weighed on the long-end, while the front-end continued to rise   Annaly has continued to provide an attractive, stable NIM over the last   few years and throughout different yield environments   Annaly NIM ex-PAA (%)(1)Treasury Yield Curve (%)   0.25   0.50   0.75   1.00   1.25   Apr-17 Jul-17 Oct-17 Jan-18 Apr-18   2s10s 5s30s

 At higher rate levels, Annaly’s portfolio exhibits a healthier convexity profile as demonstrated by more benign changes in book value   for similar sized interest rate selloffs    Interest rate outlook remains highly tied to inflation readings, which are expected to be higher than in 2017, but remain well anchored   around the Fed’s 2% target    This more defensive stance allows for opportunistic positioning to take advantage of further rate moves   Annaly Well Prepared for Market Uncertainty   20   2.1% 2.6% 1.9%   (2.6%)   (5.8%)   (9.7%)   2.5% 2.5%   1.5%   (2.0%)   (4.4%)   (7.2%)   -75 -50 -25 +25 +50 +75   12/31/2017 3/31/2018   Annaly Reduced Book Value Sensitivity to Interest Rates During Q1’18(2)   Annaly actively reduced interest rate and convexity risk and net sold $7 billion of Agency MBS(1)   bps bps bps bps bps bps   Source: Company filings as of March 31, 2018.   1. Interest rates spread sensitivity is based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates. Projected book value sensitivity based   on disclosed rate and sensitivity table from Annaly’s quarterly financial supplement for the quarter ended March 31, 2018.   2. Includes TBA dollar roll.   Defensive posturing strategically positions the portfolio for a range of market environments

Business Update

Agency: Portfolio Summary   22   30 Yr   79%   ARM   7%   15 Yr   8%   20 Yr   4%   IIO/IO/MSR 2%    The Agency portfolio was $98.3 billion in assets at the end of Q1 2018 – a decrease of ~8% from Q4 2017(1)    Most of the decline in the Agency portfolio was from the sale of lower coupon TBAs    Active duration management helped offset portfolio extension amid market selloff    Agency MBS spreads were modestly wider in Q1 driven by strong net supply, higher rates and a rise in implied volatility    ~79% of the portfolio was positioned in securities with prepayment protection at the end of Q1 2018   Total Dedicated Capital: $9.6 billion(1)   Asset Type(1)   Pass Through   Coupon Type   Portfolio Quality(2)   15 & 20Yr:   13%   30Yr+:   87%   3.5%   32%   4.0%   39%   >=4.5%   10%   <=3%   6%   <=3.0%   7%   3.5%   3%   >=4.0%   2%   High   Quality   Spec   32%   Med Quality   Spec   28%   40+   WALA   19%   Generic   21%   Note: Data as of March 31, 2018. Percentages based on fair market value and may not sum to 100% due to rounding.   1. Includes TBA purchase contracts and MSRs.   2. “High Quality Spec” protection is defined as pools backed by original loan balances of up to $125k, highest LTV pools (CR>125%LTV), geographic concentrations (NY/PR). “Med Quality Spec” includes $200k loan balance, $175k loan balance,   $150k loan balance, high LTV pools (CQ 105-125% LTV) . “40+ WALA” is defined as weighted average loan age greater than 40 months and treated as seasoned collateral.

Residential Credit: Portfolio Summary   23    The Residential Credit portfolio was unchanged at $2.8 billion in assets during Q1 2018   – Whole loan portfolio grew by $10 million whereas securities were down $19 million    Annaly priced its inaugural non-agency RMBS transaction in March 2018, totaling $327 million   – 63% of the collateral came from the collapse of two legacy securitizations, supplemented with an additional $122   million of loans previously held on balance sheet    Strong securitization execution coupled with FHLB financing is supportive of continued whole loan portfolio growth    Securitized residential credit continued to outperform throughout Q1 2018 despite broader macro volatility   Total Dedicated Capital: $1.5 billion   Sector Type(1)(2) Coupon Type(1) Effective Duration(1)   Fixed   30%   Floating   38%   ARM   31%   IO   1%   <2 yrs   57%   2-3 yrs   15%   3-4 yrs   13%   4-5 yrs   6%   >5 yrs   9%   Note: Data as of March 31, 2018. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Prime Jumbo and Prime classifications include the economic interest of certain positions that are   classified as Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.   1. Pie charts are shown exclusive of securitized residential mortgage loans of a consolidated VIE.   2. Prime classification includes $14mm of Prime IO.   Agency   CRT   21% Private   Label CRT   1%   Prime   10%   Alt A   7%   Subprime   18%   NPL   0%   RPL   1%   Prime   Jumbo   7%   Prime   Jumbo IO   1%   WL   34%

Commercial Real Estate: Portfolio Summary   24    The Commercial Real Estate portfolio grew slightly to $2.0 billion in assets at the end of Q1 2018    Assets continue to perform as the supply/demand fundamentals in the U.S. commercial real estate market remain   favorable    New investment activity outpaced paydowns during the quarter   – $120 million of new investment activity, $91 million funded   – $42 million of payoffs/paydowns received    We are cautious on credit in a highly competitive market but do expect some growth in the portfolio in the coming   months based on an attractive pipeline   Total Dedicated Capital: $1.1 billion   Asset Type Sector Type Geographic Concentration(1)   Credit   CMBS   20%   Equity   22%   First   Mortgage   26%   Mezzanine   29%   Preferred   Equity   1%   AAA   CMBS   2%   Multifamily   35%   Office   21%   Retail   29%   Hotel   13%   Other   2%   NY   24%   CA   10%   TX   12%   Other   54%   Note: Data as of March 31, 2018. Portfolio statistics and percentages are based on economic interest and may not sum to 100% due to rounding. Data shown excludes consolidated VIEs associated with B-Piece CMBS and includes CMBS conduit   securities.   1. Other includes 47 states, none of which represents more than 5% of total portfolio value. The Company looked through to the underlying property characteristics for securitizations and equity method investments.

Middle Market Lending: Portfolio Summary   25   1st Lien   58%   2nd Lien   42%    The Middle Market Lending portfolio grew to $1.2 billion in assets at the end of Q1 2018, a ~14% increase from   Q4 2017    Diversified first and second lien portfolio with increased focus on lead arranger opportunities and more concentrated   positions    Funded $249 million of new deals in Q1 2018(1)    Portfolio of ~40 borrowers is well diversified by sponsor, industry and borrower   Total Dedicated Capital: $0.9 billion   Lien Position Industry(2) Loan Size(3)   21%   24%   26%   4%   5%   5%   7%   8%   Technology Healthcare   Business Services Transportation   Coating/Engraving, Allied Telecommunications   Specialty Equipment Other   $0mm –   $20mm   22%   $20mm –   $40mm   35%   $40mm –   $60mm   19%   $60mm+   24%   Note: Data as of March 31, 2018. Percentages based on amortized cost and may not sum to 100% due to rounding.   1. Inclusive of add-ons and repricings.   2. Based on Standard Industrial Classification industry categories.   3. Breakdown based on aggregate dollar amount of individual investments made within the respective loan size buckets. Multiple investment positions with a single obligor shown as one individual investment.

Performance Highlights and Trends   26   Unaudited, dollars in thousands except per share amounts   March 31, December 31, September 30, June 30, March 31,   2018 2017 2017 2017 2017   GAAP net income (loss) per average common share   (1)   $1.12 $0.62 $0.31 ($0.01) $0.41   Core earnings (excluding PAA) per average common share*   (1)(2)   $0.30 $0.31 $0.30 $0.30 $0.31   Core earnings per average common share*   (1)(2)   $0.41 $0.30 $0.26 $0.23 $0.29   PAA cost (benefit) per average common share ($0.11) $0.01 $0.04 $0.07 $0.02   Dividends declared per common share $0.30 $0.30 $0.30 $0.30 $0.30   Book value per common share $10.53 $11.34 $11.42 $11.19 $11.23   Annualized GAAP return (loss) on average equity 36.86% 20.58% 10.98% 0.46% 13.97%   Annualized core return on average equity (excluding PAA)* 10.70% 10.67% 10.57% 10.54% 10.66%   Net interest margin 1.94% 1.47% 1.33% 1.23% 1.47%   Net interest margin (excluding PAA)* 1.52% 1.51% 1.47% 1.53% 1.55%   Agency mortgage-backed securities $88,579,097 $90,551,763 $85,889,131 $73,963,998 $72,708,490   Mortgage servicing rights 596,378 580,860 570,218 605,653 632,166   Residential credit portfolio   (3)   3,230,970 3,187,380 2,706,092 2,619,564 2,778,452   Commercial real estate investments   (4)   4,521,681 4,604,388 5,321,786 5,375,251 5,550,464   Corporate debt 1,152,745 1,011,275 856,110 773,957 841,265   Total residential and commercial investments $98,080,871 $99,935,666 $95,343,337 $83,338,423 $82,510,837   Leverage, at period-end   (5)   6.1x 5.7x 5.4x 5.6x 5.6x   Economic leverage, at period-end   (6)   6.5x 6.6x 6.9x 6.4x 6.1x   Credit portfolio as a percentage of stockholders' equity   (7)   26% 24% 23% 20% 21%   For the quarters ended   * Represents a non-GAAP financial measure; see Appendix.   1. Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017, includes cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred stock as of September 30, 2017.   2. Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination or maturity of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains and losses on trading   assets, impairment losses, net income (loss) attributable to noncontrolling interest, transaction expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a   component of net unrealized gains (losses) on investments measured at fair value through earnings). Core earnings (excluding PAA) excludes the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter   changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.   3. Includes non-Agency securities, credit risk transfer securities and residential mortgage loans; includes consolidated VIEs.   4. Includes consolidated VIEs.   5. Debt consists of repurchase agreements, other secured financing, securitized debt, participation sold, and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.   6. Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and securitized debt, participation sold and mortgages payable are non-   recourse to the Company and are excluded from this measure.   7. Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans, commercial real estate debt investments and preferred equity investments, loans held for sale, investments in commercial real estate and corporate debt, net of financing.

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliations   28   March 31, December 31, September 30, June 30, March 31,   2018 2017 2017 2017 2017   GAAP to Core Reconciliation   GAAP net income (loss) $1,327,704 $746,771 $367,315 $14,522 $440,408   Less:   Realized (gains) losses on termination of interest rate swaps (834) 160,075 - 58 -   Unrealized (gains) losses on interest rate swaps (977,285) (484,447) (56,854) 177,567 (149,184)   Net (gains) losses on disposal of investments (13,468) (7,895) 11,552 5,516 (5,235)   Net (gains) losses on trading assets 47,145 (121,334) (154,208) 14,423 (319)   Net unrealized (gains) losses on investments measured at fair value through earnings 51,593 12,115 67,492 (16,240) (23,683)   Transaction expenses   (1)   1,519 - - - -   Net (income) loss attributable to non-controlling interest 96 151 232 102 103   Plus:   TBA dollar roll income   (2)   88,353 89,479 94,326 81,051 69,968   MSR amortization   (3)   (21,156) (19,331) (16,208) (17,098) (14,030)   Core earnings* $503,667 $375,584 $313,647 $259,901 $318,028   Less:   Premium amorization adjustment (PAA) cost (benefit) (118,395) 11,367 39,899 72,700 17,870   Core Earnings (excluding PAA)* 385,272 386,951 353,546 332,601 335,898   GAAP net income (loss) per average common share   (4)   $1.12 $0.62 $0.31 ($0.01) $0.41   Core earnings per average common share   (4)   * $0.41 $0.30 $0.26 $0.23 $0.29   Core earnings (excluding PAA) per average common share   (4)   * $0.30 $0.31 $0.30 $0.30 $0.31   Annualized GAAP return (loss) on average equity 36.86% 20.58% 10.98% 0.46% 13.97%   Annualized core return on average equity (excluding PAA)* 10.70% 10.67% 10.57% 10.54% 10.66%   For the quarters ended   To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures   should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor   understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers.   Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below.   Unaudited, dollars in thousands except per share amounts   * Represents a non-GAAP financial measure.   1. Represents costs incurred in connection with a securitization of residential whole loans.   2. Represents a component of Net gains (losses) on trading assets.   3. Represents s the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on investments measured   at fair value.   4. Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017, includes cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred stock as of   September 30, 2017.

Non-GAAP Reconciliations (cont’d)   29   Unaudited, dollars in thousands except per share amounts   March 31, December 31, September 30, June 30, March 31,   2018 2017 2017 2017 2017   Premium Amortization Reconciliation   Premium amortization expense $95,832 $203,951 $220,636 $251,084 $203,634   Less:   PAA cost (benefit) (118,395) 11,367 39,899 72,700 17,870   Premium amortization expense (excluding PAA) $214,227 $192,584 $180,737 $178,384 $185,764   Interest Income (excluding PAA) Reconciliation   GAAP interest income $879,487 $745,423 $622,550 $537,426 $587,727   PAA cost (benefit) (118,395) 11,367 39,899 72,700 17,870   Interest Income (excluding PAA) * $761,092 $756,790 $662,449 $610,126 $605,597   Economic Interest Expense Reconciliation   GAAP interest expense $367,421 $318,711 $268,937 $222,281 $198,425   Add:   Interest expense on interest rate swaps(1) 48,160 73,957 78,564 84,252 88,966   Economic interest expense *(1) $415,581 $392,668 $347,501 $306,533 $287,391   Economic Net Interest Income (excluding PAA) Reconciliation   Interest income (excluding PAA) * $761,092 $756,790 $662,449 $610,126 $605,597   Less:   Economic interest expense *(1) 415,581 392,668 347,501 306,533 287,391   Economic net interest Income (excluding PAA) *(1) $345,511 $364,122 $314,948 $303,593 $318,206   Economic Metrics (excluding PAA)   Average interest earning assets $101,979,042 $100,247,589 $89,253,094 $83,427,268 $85,664,151   Interest income (excluding PAA) * $761,092 $756,790 $662,449 $610,126 $605,597   Average yield on interest earning assets (excluding PAA) * 2.99% 3.02% 2.97% 2.93% 2.83%   Average interest bearing liabilities $87,376,452 $85,992,215 $76,382,315 $70,486,779 $72,422,968   Economic interest expense *(1) $415,581 $392,668 $347,501 $306,533 $287,391   Average cost of interest bearing liabilities(1) 1.90% 1.83% 1.82% 1.74% 1.59%   Economic net interest income (excluding PAA)*(1) $345,511 $364,122 $314,948 $303,593 $318,206   Net interest spread (excluding PAA) * 1.09% 1.19% 1.15% 1.19% 1.24%   Interest income (excluding PAA) * $761,092 $756,790 $662,449 $610,126 $605,597   TBA dollar roll income 88,353 89,479 94,326 81,051 69,968   Interest expense (367,421) (318,711) (268,937) (222,281) (198,425)   Realized gains (losses) on interest rate swaps (2) (48,160) (82,271) (88,211) (96,470) (104,156)   Subtotal $433,864 $445,287 $399,627 $372,426 $372,984   Average interest earning assets $101,979,042 $100,247,589 $89,253,094 $83,427,268 $85,664,151   Average TBA contract balances 12,050,341 17,509,691 19,291,834 14,206,869 10,655,785   Subtotal $114,029,383 $117,757,280 $108,544,928 $97,634,137 $96,319,936   Net interest margin (excluding PAA) * 1.52% 1.51% 1.47% 1.53% 1.55%   For the quarters ended   Represents a non-GAAP financial measure.   1. Prior to the quarter ended March 31, 2018, this metric included interest expense on interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company’s hedging portfolio,   this metric reflects all interest expense on interest rate swaps, which is reported as Realized gains (losses) on interest rate swaps in the Company’s consolidated statements of comprehensive income (loss).   2. Consists of interest expense on interest rate swaps.